UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

Dominion Energy Gas Holdings, LLC

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-37591	46-3639580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
2014 Series C 4.6% Senior Notes		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

As previously disclosed, on July 5, 2020, Dominion Energy, Inc. (Dominion Energy), the parent company of Dominion Energy Gas Holdings, LLC (the Company), announced that it had entered into a Purchase and Sale Agreement (the Purchase Agreement) with Berkshire Hathaway Energy Company (BHE) providing for Dominion Energy to sell substantially all of its Gas Transmission & Storage operating segment assets, including all of its membership interests in the Company, to BHE (the Transaction).  On September 30, 2020, Dominion Energy announced that it expects to close the Transaction, exclusive of certain assets, including Dominion Energy Questar Pipeline, LLC and related entities (Questar Pipeline), around November 1, 2020 (the Closing).

At Closing, all of the membership interests of the Company will be transferred to BHE.  Questar Pipeline and its related indebtedness, as well as other previously disclosed assets, will be transferred out of the Company prior to Closing.  The Closing remains subject to certain customary closing conditions, including customary conditions regarding the accuracy of the representations and warranties of the parties and compliance by the parties in all material respects with their respective obligations under the Purchase Agreement.

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements, including the closing of a possible change of control event for the Company and the disposition of certain Company assets. Factors that could cause actual results to differ include, but are not limited to the risk that conditions to the closing of the transaction may not be satisfied. Other risk factors are detailed from time to time in the Company’s quarterly reports on Form 10-Q and most recent annual report on Form 10-K filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY GAS HOLDINGS, LLC
Registrant

By:	/s/ James R. Chapman
James R. Chapman
Executive Vice President, Chief Financial Officer and Treasurer

Date:  September 30, 2020